Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE
Trinity Industries, Inc. Announces Board of Directors
Following Spin-off of Arcosa, Inc.

DALLAS - September 14, 2018 - Trinity Industries, Inc. (NYSE: TRN) (“Trinity”) today announced the composition of the Trinity Board of Directors following the previously announced planned separation of its infrastructure-related businesses, Arcosa, Inc. (“Arcosa”). Trinity today separately announced the composition of the Board of Directors for Arcosa.

To ensure continuity and retention of valuable Trinity experience, at the time of the spin-off, each company’s board will include five members of the current Trinity Board of Directors, with no overlapping directors. Each of the five current Trinity directors who will join the Arcosa board will resign from the Trinity board on completion of the spin-off. In addition, new directors will be added to each of the Trinity and Arcosa boards, effective on completion of the spin-off. These directors were chosen after a comprehensive review of professional qualifications as they relate to the specific needs of the two companies. The spin-off remains on track for completion in the fourth quarter of 2018.

The future Trinity Board of Directors will consist of the following eight directors, seven of whom are independent and three of whom will be newly appointed:

•	Tim Wallace, Chairman, Chief Executive Officer, and President of Trinity.

•	John Adams, Current Director of Trinity and former Chairman of Group 1 Automotive, Inc.

•	Brandon Boze, Partner at ValueAct Capital.

•	John Diez, President of Dedicated Transportation Solutions, Ryder System, Inc.

•	Leldon Echols, Current Presiding Director of Trinity and former Executive Vice President and Chief Financial Officer of Centex Corporation.

•	Charles Matthews, Current Director of Trinity and former Vice President and General Counsel of Exxon Mobil Corporation.

•	Dunia Shive, Current Director of Trinity and former Chief Executive Officer and President of Belo Corp.

•	Jean Savage, Vice President, Surface Mining & Technology, Caterpillar Inc.

“I am very excited to have such a talented and experienced group of individuals to lead Trinity into this next chapter,” said Timothy R. Wallace, Trinity’s Chairman, Chief Executive Officer, and President. “Trinity will be well positioned to pursue its go-forward vision of being a premier provider of railcar products and services. We are confident that their leadership and expertise will be instrumental to enhancing long-term value creation for our shareholders.”

Following the spin-off transaction, Trinity’s financial reporting segments will include the Rail Group, comprised of the railcar manufacturing, railcar maintenance, railcar aftermarket parts, and tank car heads manufacturing businesses; the Railcar Leasing and Management Services Group; and All Other which is primarily comprised of the highway products and logistics businesses.

Trinity will continue to dedicate resources to pursue TrinityRail’s vision of being a premier provider of rail transportation products and services in North America. TrinityRail is positioned to build upon the success of its integrated rail business platform, generating further growth of its multiple, market-leading platforms while enhancing Trinity’s financial performance, capital structure, and overall value proposition to investors.

For more information on Trinity’s previously announced separation, please visit www.trin.net/trinity-spin-off

The following are brief biographies of those individuals newly appointed who will serve on the future Board of Directors of Trinity. Biographies for current directors serving on the Board can be found on the website at http://www.trin.net/senior-management-and-directors:

About Brandon Boze
Brandon Boze currently serves as a Partner of ValueAct Capital and member of the Management Committee of ValueAct Capital. Mr. Boze is the Board Chair of CBRE Group, Inc. and is a former director of Valeant Pharmaceuticals International. Prior to joining ValueAct Capital in August 2005, Mr. Boze worked at Lehman Brothers as part of both the M&A and corporate advisory groups. In addition, Mr. Boze is a Member of the Vanderbilt University School of Engineering’s Board of Visitors and serves on the Board of Governors for the Boys and Girls Clubs of San Francisco. Mr. Boze is a CFA charterholder.

About John Diez
John Diez has served as President of Dedicated Transportation Solutions for Ryder System, Inc. since April 2015. In this position, Mr. Diez is responsible for setting the strategic direction of DTS, which combines vehicles, drivers, and administrative services with drivers and additional value-added services, all dedicated to a specific customer. Mr. Diez has served in various roles from 2002, including Senior Vice President of Ryder Dedicated, Senior Vice President of Asset Management, Senior Vice President of Global Field Finance, Vice President and Chief Financial Officer for the Fleet Management Solutions business segment, and Assistant Controller. Prior to joining Ryder, Mr. Diez spent eight years in the audit practice of KPMG LLP. Mr. Diez currently serves on the board of the American Red Cross, Greater Miami & the Keys Chapter. Mr. Diez is a CPA in the State of Florida and a member of the American Institute of CPAs.

About Jean Savage
Jean Savage has served as Vice President of the Surface Mining & Technology division of Caterpillar Inc. since August 2017. In this position, Ms. Savage oversees the division’s end-to-end value chain, ensuring a customer-centric approach in product design, development, manufacturing and sales. The Sales and Marketing and Technology groups Ms. Savage oversees cover all the products in Caterpillar’s Resource Industries Group, serving surface and underground mining along with quarry and aggregate customers. Prior to this, Ms. Savage held leadership roles in Caterpillar’s Progress Rail division, a wholly owned subsidiary of Caterpillar Inc., from 2002 to 2013. Prior to joining Progress Rail, Ms. Savage worked in a variety of manufacturing and engineering positions in her 14 years at Parker Hannifin Corporation. Ms. Savage began her career spending nine years as an Intelligence Officer in the U.S. Army Reserves.

Trinity Industries, Inc., headquartered in Dallas, Texas, is a diversified industrial company that owns complementary market-leading businesses providing products and services to the energy, chemical, agriculture, transportation, and construction sectors, among others. Trinity reports its financial results in five principal business segments: the Rail Group, the Railcar Leasing and Management Services Group, the Inland Barge Group, the Construction Products Group, and the Energy Equipment Group. For more information, visit: www.trin.net.

Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's or Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, statements regarding qualifications and experience of directors, statements regarding the anticipated separation of Trinity and Arcosa into separate public companies, the expected timetable for completing the spin-off transaction, whether or not the spin-off transaction occurs, future financial and operating performance of each company, benefits and synergies of the spin-off transaction, strategic and competitive advantages of each company, future opportunities for each company and any other statements regarding events or developments that Trinity or Arcosa believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity and Arcosa expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s or Arcosa’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. There is no assurance that the proposed spin-off transaction will be completed, that Trinity’s Board of Directors will continue to pursue the proposed spin-off transaction (even if there are no impediments to completion), that Trinity will be able to separate its businesses, or that the proposed spin-off transaction will be the most beneficial alternative considered. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s or Arcosa’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K, and see “Information Statement Summary”, “Risk Factors” and “Forward-Looking Statements” in the information statement to Arcosa’s Form 10, as amended.

Investor & Media Contact:
Jessica Greiner
Trinity Industries, Inc.
(Investors) 214/631-4420
(Media Line) 214/589-8909